SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 28, 2013

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 East 49th Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 940-5305

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 28, 2013, Saks Incorporated (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hudson’s Bay Company, a corporation incorporated under the federal laws of Canada (“Hudson’s Bay”), and Harry Acquisition Inc., a Delaware corporation and an indirect wholly owned subsidiary of Hudson’s Bay (“Merger Sub”).

The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Hudson’s Bay, and that, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.10 per share, of the Company outstanding immediately prior to the Effective Time (other than shares owned by the Company and its subsidiaries, Hudson’s Bay or Merger Sub) will be automatically converted into the right to receive $16.00 in cash, without interest (the “Merger Consideration”).

Pursuant to the Merger Agreement, as of the Effective Time, (1) each option to purchase a share of the Company’s common stock that is outstanding immediately prior to the Effective Time will become fully vested and be converted into the right to receive an amount in cash equal to the Merger Consideration, net of the exercise price, (2) each share of the Company’s common stock granted subject to vesting or other lapse restrictions will become fully vested and be converted into the right to receive an amount in cash equal to the Merger Consideration, (3) each award of performance shares will become fully vested and be converted into the right to receive an amount in cash equal to the Merger Consideration multiplied by the number of shares subject to the award, which number is determined based on actual performance for completed performance periods and target performance for incomplete performance periods and (4) each award of performance units that is outstanding immediately prior to the Effective Time will become fully vested and be converted into the right to receive an amount in cash equal to $1.00 multiplied by the number of units subject to the award, which number is determined based on actual performance for completed performance periods and target performance for incomplete performance periods.

The Board of Directors of the Company (the “Board”) has unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The closing of the Merger is subject to the approval of the Merger Agreement by the affirmative vote of holders of at least a majority of all outstanding shares of common stock of the Company (the “Company Shareholder Approval”). The closing of the Merger is also subject to various customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the absence of any governmental order prohibiting the consummation of the transactions contemplated by the Merger Agreement, the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifications) and compliance with the covenants and agreements in the Merger Agreement in all material respects. The closing of the Merger is not subject to a financing condition.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (1) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the closing of the Merger, (2) not to engage in specified types of transactions during this period unless agreed to in writing by Hudson’s Bay, (3) to convene and hold a meeting of its shareholders for the purpose of obtaining the Company Shareholder Approval and (4) subject to certain exceptions, not to withhold, withdraw, qualify or modify in a manner adverse to Hudson’s Bay the recommendation of the Board of the Company that the Company’s shareholders approve the Merger Agreement.

The Merger Agreement contains a “go-shop” provision pursuant to which the Company has the right to solicit and engage in discussions and negotiations with respect to competing transactions until 12:01 a.m. (New York time) on the 40th calendar day after the date of the Merger Agreement. For 20 calendar days after such date, the Company may continue discussions with any third party that made an alternative acquisition proposal during such 40 calendar day period and that the Board has determined is or could reasonably be expected to result in a “superior proposal” (an “Excluded Party”). After this period, the Company is not permitted to solicit other proposals, but may share information and have discussions regarding unsolicited alternative proposals that meet certain conditions set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights, including the right of the Company to terminate the Merger Agreement to accept a superior proposal, and provides that, upon termination of the Merger Agreement by the Company or Hudson’s Bay upon specified conditions, a termination fee will be payable by the Company. In such circumstances, the Company will be required to pay Hudson’s Bay a termination fee of $40.1 million if such superior proposal is made by an Excluded Party and the termination occurs prior to the end of the 20 calendar day period described above, or in other circumstances $73.5 million. The Company termination fee of $73.5 million is also payable under certain other limited circumstances, including if Hudson’s Bay terminates the Merger Agreement due to the Board’s change of recommendation in favor of the Merger.

Upon termination of the Merger Agreement by the Company or Hudson’s Bay under specified conditions relating to a breach or failure to close by Hudson’s Bay, Hudson’s Bay will be required to pay the Company a termination fee of $173.8 million. In addition, subject to certain exceptions and limitations, either party may terminate the Merger Agreement if the Merger is not consummated by January 31, 2014, which date will be extended to April 24, 2014 in the event that on January 24, 2014, all conditions to the closing of the Merger have been satisfied or waived, other than the antitrust approval condition described above.

Hudson’s Bay has obtained a debt commitment letter and entered into an equity investment agreement for the purpose of financing the transactions contemplated by the Merger Agreement. Pursuant to the debt commitment letter, Bank of America, N.A. and Royal Bank of Canada (and, in some cases, certain of their affiliates) (collectively, the “Lenders”) have agreed to provide debt financing comprised of $1.9 billion of term loan facilities of Hudson’s Bay and the parent of Merger Sub, a Canadian Dollar 750 million asset-based revolving facility of Hudson’s Bay, a $950 million asset-based revolving facility of the parent of Merger Sub and a $900 million senior unsecured bridge facility of the parent of Merger Sub. The obligations of the Lenders to provide financing under the debt commitment letter are subject to certain conditions. Pursuant to the equity investment agreement, Hudson’s Bay will issue an aggregate of up to the C$ equivalent of $500 million of Hudson’s Bay common shares, as well as share purchase warrants for an additional 5 million Hudson’s Bay common shares, to HS Investment L.P. (the “Equity Provider”), an entity affiliated with Ontario Teachers’ Pension Plan Board (“OTPP”). The obligation of the Equity Provider to provide financing under the equity investment agreement is subject to certain conditions set forth therein.

The foregoing description of the Merger Amendment does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K. All references to “$” in this Form 8-K are to United States dollars unless otherwise indicated.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at www.saksincorporated.com. In addition, the proxy statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Saks Incorporated, Investor Relations Department, 12 East 49th Street, New York, New York 10017, telephone: (865) 981-6243.

The Company and its directors, executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed acquisition of the Company by Hudson’s Bay. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2013, and its definitive proxy statement for the 2013 annual meeting of shareholders. Additional information regarding the interests of such individuals in the proposed acquisition of the Company by Hudson’s Bay will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.saksincorporated.com.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including without limitation (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain shareholder approval or the failure to satisfy the other closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt commitment letter and equity investment agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction and (5) the effect of the announcement of the Merger on the ability of the Company to retain and hire key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2013, and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

2.1	Agreement and Plan of Merger, dated as of July 28, 2013, by and among Hudson’s Bay, Harry Acquisition Inc. and the Company.†

†

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: July 29, 2013	/s/ Ann Robertson
Ann Robertson Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of July 28, 2013, by and among Hudson’s Bay, Harry Acquisition Inc. and the Company.†

†

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.